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                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 31, 2000

                             Southwest Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)


         Oklahoma                         0-23064               73-1136584
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(State or other jurisdiction         (Commission file          (IRS Employer
      of incorporation)                   number)         Identification Number)


608 South Main Street, Stillwater, Oklahoma                             74074
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(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code:       (405) 372-2230
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Item 4. Changes in Registrant's Certifying Accountant.

     (a)  Previous independent accountants.

         (i) On August 28, 2000, Southwest Bancorp, Inc. ("Southwest") dismissed Deloitte & Touche LLP, which had previously served as independent accountants for Southwest.

         (ii) The reports of Deloitte & Touche LLP on the consolidated financial statements of Southwest as of and for the fiscal years ended December 31, 1999 and December 31, 1998, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

         (iii) The change in independent accountants was recommended by Southwest's Audit Committee and approved by Southwest's Board of Directors.

         (iv) In connection with its audit for the fiscal years ended December 31, 1999 and 1998, and in the interim period from January 1, 2000 through August 28, 2000, there were no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused Deloitte & Touche LLP to make reference to such disagreements in its report on the consolidated financial statements for such years.

         (v) During the fiscal years ended December 31, 1999 and 1998, and in the interim period from January 1, 2000 through August 28, 2000, there were no "reportable events" as that term is defined in Item 304(a)(1)(v) of Regulation S-K of the Securities and Exchange Commission (the "SEC").

         (vi) Southwest has requested that Deloitte & Touche LLP furnish it with a letter addressed to the SEC stating whether or not Deloitte & Touche LLP agrees with the above statements. A copy of this letter, dated August 31, 2000, is filed as Exhibit 16 to this Form 8-K.

     (b)  New independent accountants.

               On August 31, 2000, Southwest engaged Ernst & Young LLP ("Ernst") as its new independent accountants. The engagement of Ernst was recommended by Southwest's Audit Committee and approved by Southwest's Board of Directors. During the fiscal years ended December 31, 1999 and 1998, and in the interim period from January 1, 2000 through August 31, 2000, Southwest has not consulted with Ernst regarding either:

          (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on Southwest's financial statements, and neither a written report was provided to Southwest nor oral advice was provided that Ernst concluded was an important factor considered by Southwest in reaching a decision as to any such accounting, auditing, or financial reporting issue; or

          (ii) any matter that was either the subject of a "disagreement," as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a "reportable event," as that term is defined in Item 304(a)(1)(v) of Regulation S-K.
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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
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(a)      Financial Statements.              Not applicable.
(b)      Pro Forma Financial Information.   Not applicable.
(c)      Exhibit 16                         Letter  from  Deloitte & Touche LLP
                                            dated  August 31, 2000 regarding
                                            change in certifying accountant.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               Southwest Bancorp, Inc.

                                        By: /s/ Rick J. Green
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                                        Rick J. Green
                                        President and Chief Executive Officer
Dated: August 31, 2000